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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 16, 1998
                                                 -----------------

                              PICO HOLDINGS, INC.
                              -------------------
               (Exact name of registrant as specified in charter)


        California                   0-18786              94-2723335
        ----------                   -------              ----------
(State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)              File Number)       Identification No.)


875 Prospect Street, Suite 301, La Jolla, California               92037
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (619) 456-6022
                                                   --------------



         (Former name or former address, if changed since last report)
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         The Registrant amends Item 7, FINANCIAL STATEMENTS AND EXHIBITS, to read in full as follows:


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial statements of business acquired:

               See Annex F of Exhibit 2.6.

         (b)   Pro forma financial information:

               See pages 31 through 37 of Exhibit 2.6.

         (c)   Exhibits.


Exhibit Number                           Description
--------------                           -----------

     2.6 Joint Management Information Circular and Proxy Statement dated October 13, 1998.

     99. December 16, 1998 Joint Press Release between PICO Holdings, Inc. and Global Equity Corporation.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PICO HOLDINGS, INC.


Dated: January 8, 1999             By: /s/ Gary W. Burchfield
                                       --------------------------------------
                                       Gary W. Burchfield
                                       Chief Financial Officer and Treasurer

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                                 EXHIBIT INDEX


EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------

    +2.6 Joint Management Information Circular and Proxy Statement dated October 13, 1998.

   ++99. December 16, 1998 Joint Press Release between PICO Holdings, Inc. and Global Equity Corporation.

---------------------
     + Incorporated by reference to Joint Management Information Circular and Proxy Statement dated October 13, 1998 filed with Form DEFM14A on October 16, 1998.

    ++ Incorporated by reference to Exhibit 99. filed with Form 8-K on December 22, 1998.

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